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                                                                  Exhibit 10.17

                                                                  EXECUTION COPY

                     AMENDMENT TO BORROWER STOCK PLEDGE AGREEMENT


     FIRST AMENDMENT, dated as of April 1, 1998 (this "AMENDMENT"), to the Borrower Stock Pledge Agreement, dated as of August 7, 1996, (the "PLEDGE AGREEMENT"), made by CORE-MARK INTERNATIONAL, INC., a Delaware corporation (the "BORROWER"), in favor of THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders parties to the Amended and Restated Credit Agreement, dated as of April 1, 1998 (as defined below), among the Borrower, the Administrative Agent and such Lenders (as defined in the Credit Agreement referred to below).


                                 W I T N E S S E T H:

          WHEREAS, the Borrower, certain of the Lenders and the Administrative Agent entered into that certain Credit Agreement, dated as of August 7, 1996;

          WHEREAS, pursuant to the provisions of such Credit Agreement, the Borrower entered into the Pledge Agreement;

          WHEREAS, the parties thereto have agreed to amend and restate the Credit Agreement in its entirety pursuant to the Amended and Restated Loan Agreement, dated as of April 1, 1998, among Core-Mark International, Inc., the Lenders (as defined therein), and the Administrative Agent (herein, as amended, supplemented or otherwise modified from time to time, called the "CREDIT AGREEMENT"); and

          WHEREAS, it is a condition to the Credit Agreement's becoming effective that the Pledge Agreement shall be amended as provided below;

          NOW, THEREFORE, in consideration of the premises and mutual covenants provided for herein and for other good and valuable consideration receipt of which is hereby acknowledged, the Borrower agrees with the Administrative Agent on behalf of and for the ratable benefit of the Lenders that the Pledge Agreement shall be amended as follows:

     1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned thereto in the Pledge Agreement or, if not therein defined, the Credit Agreement.

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                                                                              2

     2. AMENDMENT TO SCHEDULE 1 OF THE PLEDGE AGREEMENT. Schedule 1 of the Pledge Agreement is hereby amended by deleting said Schedule in its entirety and substituting in lieu thereof a new Schedule 1 in the form of Schedule 1 to this Amendment.

     3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby confirms that the representations and warranties contained in the Pledge Agreement are true and correct as of the date hereof, except in the case of representations and warranties that relate specifically to an earlier date, which representations and warranties were true and correct as of such earlier date.

     4. CONTINUING EFFECT OF THE PLEDGE AGREEMENT. This Amendment shall not constitute an amendment of any provision not expressly referred to herein and shall not be construed as a waiver or consent to any action on the part of the Borrower that would require a waiver or consent of the Lenders or of the Administrative Agent except as expressly stated herein. Except as expressly amended or modified hereby, the provisions of the Pledge Agreement are and shall remain in full force and effect.

     5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                CORE-MARK INTERNATIONAL, INC.
                                -----------------------------
                                /s/ LEO F. KORMAN
                                -----------------------------
                              By: Leo F. Korman

                              Title: Sr. VP & CFO

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                             ACKNOWLEDGEMENT AND CONSENT

     Each of the Issuers referred to in the foregoing Amendment to Borrower Stock Pledge Agreement hereby acknowledges receipt of a copy of the Amendment to Borrower Stock Pledge Agreement, dated as of April 1, 1998, (the "PLEDGE AGREEMENT") made by Core-Mark International, Inc. for the benefit of The Chase Manhattan Bank, as Administrative Agent for the Lenders parties to the Amended and Restated Credit Agreement, dated as of April ___, 1998. The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

     1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

     2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in subsection ERROR! REFERENCE SOURCE NOT FOUND. of the Pledge Agreement.

     3. The terms of subsection ERROR! REFERENCE SOURCE NOT FOUND. of the Pledge Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it under or pursuant to or arising out of Section ERROR! REFERENCE SOURCE NOT FOUND. of the Pledge Agreement.

                              C/M PRODUCTS, INC.

                                    By: /s/ LEO F. KORMAN
                                        ---------------------------------
                                 Name:  Leo F. Korman
                                 Title: Sr. VP & CFO

                              Address for
                              Notices:  395 Oyster Point Blvd., Suite 415,
                                        South San Francisco, CA 94080

                              Fax:      (415) 952-4284

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                              CORE-MARK INTERRELATED COMPANIES, INC.

                                    By: /s/ LEO F. KORMAN
                                        ---------------------------------
                                Name:   Leo F. Korman
                                Title:  Sr. VP & CFO

                              Address for
                              Notices:  395 Oyster Point Blvd., Suite 415
                                        South San Francisco, CA 94080

                              Error!Fax:      (415) 952-4284

                              CORE-MARK MIDCONTINENT, INC.

                                    By: /s/ LEO F. KORMAN
                                        ---------------------------------
                                Name:   Leo F. Korman
                                Title:  Sr. VP & CFO

                              Address for
                              Notices:  395 Oyster Point Blvd., Suite 415
                                        South San Francisco, CA 94080

                              Fax:      (415) 952-4284